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                                                                   Exhibit 10.19


                              AMENDMENT TO LEASE

1.  Parties.
    -------

     This Amendment, dated as of May 19, 1995, is between Andover Mills Realty Limited Partnership ("Landlord") and FTP Software, Inc. ("Tenant").

2.  Recitals.
    --------

    2.1 Landlord and Tenant have entered into a Lease, dated October 1, 1993, as amended, for space at Brickstone Square in Andover, Massachusetts (the "Lease"). Unless otherwise defined, terms used in this Amendment have the same meanings as those used in the Lease.

    2.2 Tenant wants to lese, on a temporary basis, additional space on the fourth (4th) floor of the Building (the "Cafeteria Space"), which is depicted in Exhibit "AAA" attached hereto and incorporated herein by this reference, and is agreed to contain 8,572 square feet of rentable area. To accomplish these and other matters, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows, notwithstanding in the Lease anything to the contrary:

3.  Amendments.
    ----------

    3.1 As of the date hereof, Tenant leases, and the Premises subject to the Lease will be deemed to include, the Cafeteria Space. However, Tenant will not be required to pay any base rent or any share of Taxes or Operating Costs for the Cafeteria Space.

    3.2 Tenant and Landlord each will have the right to terminate the Lease with respect to the Cafeteria Space on at least 60 days prior written notice to the other. This termination will not affect any other portion of the Premises and will not relieve Tenant of liability for any defaults. On or before the termination date for the Cafeteria Space, Tenant will vacate and surrender the Cafeteria Space, remove all of its personal property, repair any damage caused by Tenant to the Cafeteria Space and return the Cafeteria Space to a condition at least as good as the condition it was in as of the date hereof.

    3.3 Landlord will not be required to pay for or perform any work to or for the benefit of the Cafeteria Space, and any required work and any certificates of occupancy or other approvals required for occupancy of the Cafeteria Space (if any) shall be Tenant's sole responsibility and cost, and Tenant will indemnify, defend and hold Landlord and its Affiliates harmless from all costs, claims, liabilities and obligations (including, without limitation, attorneys' fees and costs) in connection therewith.
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4.  No Other Changes.
    ----------------

    Except as set forth above, the Lease remains unchanged and in full force and effect and there are no defaults by Landlord or Tenant hereunder.

    IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment under seal as of the date first set forth above.

                                        FTP SOFTWARE INC.
WITNESS:

/s/ Lisa M. McGrath                     By:/s/ Robert W. Goodnow, Jr.
- -----------------------------              --------------------------
Name Printed: Lisa M. McGrath           Name: Robert W. Goodnow, Jr.
                                        Title: Vice President of Finance
                                        Authorized Signatory

                                        ANDOVER MILLS REALTY LIMITED
                                        PARTNERSHIP

                                        By: Niuna-Andover, Inc., general partner
WITNESS:

/s/ John C. Cissel                      By: /s/ Martin Spagat
- -----------------------------              -------------------------------------
Name Printed:                           Name:  Martin Spagat
                                        Title:
                                                Authorized Signatory

                                        By: CIIF Associates, a Massachusetts
                                            partnership, general partner

                                            By: Copley Advisors, Inc.,
                                                managing general partner

WITNESS:


/s/ Robert J. Kalinowski                By: /s/ John J. Moynihan
- -----------------------------               ------------------------------------
Name Printed:                           Name:  John J. Moynihan
                                        Title: Vice President
                                        Authorized Signatory

                                      -2-
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                                  EXHIBIT AAA
                                  -----------

                                    PREMISES
                                  BUILDING 100
                                  FOURTH FLOOR